UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: March 30, 2021

General Moly, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdictionof incorporation)	(Commissionfile number)	(IRS employeridentification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2021, the two remaining directors of General Moly, Inc. (the “Company”), Ricardo M. Campoy and Gregory P. Raih, resigned from their positions as directors of the Company, effective as of the close of business on March 31, 2021.

Additionally, Scott Roswell, Chief Legal Officer of the Company, has resigned as an officer of the Company, also effective as of the close of business on March 31, 2021. On an interim basis, Mr. Roswell will assist the Company’s Chief Restructuring Officer, Tom Kim of r2 Advisors LLC, during the reorganizational transition.

Item 7.01
Regulation FD Disclosure.

On March 31, 2021, the Company issued a press release announcing that, on March 30, 2021, the United States Bankruptcy Court for the District of Colorado has confirmed the Company’s Chapter 11 plan of reorganization submitted in connection with the Company’s chapter 11 case, captioned “In re: General Moly, Inc.” and was assigned case number 20-17493-EEB (the “Chapter 11 Case”). Under the plan of reorganization, the Company's assets will be transferred to a new venture and the existing equity interests in the Company will be cancelled. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company cautions that trading in the Company’s securities (including, without limitation, its common stock) during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case.

Court filings and other documents related to the court-supervised process are available at https://cases.stretto.com/generalmoly, or by calling the Company’s claims agent, Stretto, at (855) 435-7795 (toll-free) or (949) 358-6802 (international) or by sending an email to TeamGeneralMoly@stretto.com.

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01
Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release of General Moly, Inc. dated March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: March 31, 2021	By:	/s/ Thomas M. Kim
Thomas M. Kim
Interim Chief Executive Officer